Exhibit 99.2







                      REPORT OF INDEPENDENT ACCOUNTANTS ON
                   CONSOLIDATED FINANCIAL STATEMENT SCHEDULES





To the Board of Directors of
AXA Financial, Inc.

Our audits of the consolidated financial statements referred to in our report dated February 1, 2000, except as to Note 8, which is as of November 6, 2000, appearing on page 1 of Exhibit 99.1 of this Current Report on Form 8-K also included an audit of the consolidated financial statement schedules appearing on pages 2 to 9 of Exhibit 99.2 of this Current Report on Form 8-K.
In our opinion, these consolidated financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.


/s/ PricewaterhouseCoopers LLP
New York, New York
February 1, 2000, except as to Note 8,
which is as of November 6, 2000

                               AXA FINANCIAL, INC.
                                   SCHEDULE I
          SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 1999

                                                                               ESTIMATED           CARRYING
TYPE OF INVESTMENT                                          COST (A)           FAIR VALUE           VALUE
------------------                                       ----------------   -----------------  -----------------
                                                                             (IN MILLIONS)

Fixed maturities:
U.S. government, agencies and authorities..............   $    1,218.0       $     1,213.3      $     1,213.3
State, municipalities and political subdivisions.......          110.0               106.5              106.5
Foreign governments....................................          361.8               363.2              363.2
Public utilities.......................................        1,267.9             1,247.5            1,247.5
All other corporate bonds..............................       16,611.2            15,900.8           15,894.9
Redeemable preferred stocks............................          311.6               277.1              277.1
                                                         ----------------   -----------------  -----------------
Total fixed maturities.................................       19,880.5            19,108.4           19,102.5
                                                         ----------------   -----------------  -----------------
Equity securities:
  Common stocks:
    Industrial, miscellaneous and all other............           39.8                25.6               25.6
Mortgage loans on real estate..........................        3,270.0             3,239.3            3,270.0
Real estate............................................          523.6               xxx                523.6
Real estate acquired in satisfaction of debt...........          443.9               xxx                443.9
Real estate joint ventures.............................          192.7               xxx                192.7
Policy loans...........................................        2,257.3             2,359.5            2,257.3
Other limited partnership interests....................          647.9               647.9              647.9
Other invested assets..................................          914.7               914.7              914.7
                                                         ----------------   -----------------  -----------------
Total Investments......................................   $   28,170.4       $    26,295.4      $    27,378.2
                                                         ================   =================  =================

(A) Cost for fixed maturities represents original cost, reduced by repayments and writedowns and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost; for other limited partnership interests, cost represents original cost adjusted for equity in earnings and distributions.

                               AXA FINANCIAL, INC.
                                   SCHEDULE II
                         BALANCE SHEETS (PARENT COMPANY)
                           DECEMBER 31, 1999 AND 1998

                                                                             1999                  1998
                                                                        -----------------     ----------------
                                                                                   (IN MILLIONS)

ASSETS
Investment in consolidated subsidiaries................................  $      7,123.8       $      6,425.7
Fixed maturities available for sale, at estimated fair value
    (amortized costs, $245.5 and $446.0)...............................           241.4                447.6
Other invested assets..................................................            66.5                 98.2
                                                                        -----------------     ----------------
      Total investments................................................         7,431.7              6,971.5
Cash and cash equivalents..............................................           138.7                 36.2
Other assets...........................................................            14.4                 15.5
                                                                        -----------------     ----------------

TOTAL ASSETS...........................................................  $      7,584.8       $      7,023.2
                                                                        =================     ================
LIABILITIES
Short-term and long-term debt..........................................  $      1,110.8       $      1,140.6
Accrued liabilities....................................................           635.1                189.5
                                                                        -----------------     ----------------
      Total liabilities................................................         1,745.9              1,330.1
                                                                        -----------------     ----------------
SHAREHOLDERS' EQUITY
Series D convertible preferred stock...................................           239.7                259.8
Stock employee compensation trust......................................          (239.7)              (259.8)
Common stock, at par value.............................................             4.5                  2.2
Capital in excess of par value.........................................         3,739.1              3,662.1
Treasury stock.........................................................          (490.8)              (247.1)
Retained earnings......................................................         3,008.6              1,926.1
Accumulated comprehensive income.......................................          (422.5)               349.8
                                                                        -----------------     ----------------
      Total shareholders' equity.......................................         5,838.9              5,693.1
                                                                        -----------------     ----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.............................  $      7,584.8       $      7,023.2
                                                                        =================     ================




The financial information of AXA Financial, Inc. (Parent Company) should be read in conjunction with the Consolidated Financial Statements and Notes contained in
Exhibit 99.1 attached hereto. For information regarding Capital Stock see
Note 11 of Notes to Consolidated Financial Statements contained in Exhibit 99.1 attached hereto.

Effective December 31, 1999, the Holding Company assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance and deferred compensation benefits. The amount of liability associated with employee benefits assumed was $676.5 million. In addition, Equitable Life transferred the deferred tax assets totaling $236.8 million related to the assumed employee benefit plans to the Holding Company.

                               AXA FINANCIAL, INC.
                                   SCHEDULE II
                     STATEMENTS OF EARNINGS (PARENT COMPANY)
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                               1999                1998               1997
                                                          -----------------   -----------------   ---------------
                                                                 (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

REVENUES
Equity in earnings from continuing operations............  $       375.1      $       563.4       $       386.5
Net investment income....................................           32.4               43.0                32.4
Investment gains, net....................................          126.3               22.8                 5.1
                                                          -----------------   -----------------  -----------------
      Total revenues.....................................          533.8              629.2               424.0
                                                          -----------------   -----------------  -----------------
EXPENSES
Interest expense.........................................           86.5               77.2                61.9
General and administrative expenses......................           20.5               19.2                24.6
                                                          -----------------   -----------------  -----------------
      Total expenses.....................................          107.0               96.4                86.5
                                                          -----------------   -----------------  -----------------
Earnings from continuing operations before
  Federal income taxes ..................................          426.8              532.8               337.5
Federal income tax benefit...............................           41.1               19.0                15.9
                                                          -----------------   -----------------  -----------------
Earnings from continuing operations......................          467.9              551.8               353.4
Earnings (loss) from discontinued operations,
  net of Federal income taxes:
    Investment Banking and Brokerage segment.............          630.1              278.6               294.8
    Other................................................           28.1                2.7               (87.2)
                                                          -----------------   -----------------  -----------------
Net earnings.............................................        1,126.1              833.1               561.0
Dividends on preferred stocks............................            -                  -                  15.6
                                                          -----------------   -----------------  -----------------
Net Earnings Applicable to Common Shares.................  $     1,126.1      $       833.1       $       545.4
                                                          =================   =================  =================
Per Common Share:
  Basic:
    Earnings from continuing operations..................  $         1.07     $       1.24        $        .84
    Discontinued operations, net of Federal
      income taxes.......................................            1.51              .64                 .51
                                                          -----------------   -----------------  -----------------
    Net Earnings.........................................  $         2.58     $       1.88        $       1.35
                                                          =================   =================  =================
  Diluted:
    Earnings from continuing operations..................  $         1.04     $       1.22        $        .81
    Discontinued operations, net of Federal
      income taxes.......................................            1.41              .59                 .43
                                                          -----------------   -----------------  -----------------
    Net Earnings.........................................  $         2.45     $       1.81        $       1.24
                                                          =================   =================  =================
  Cash Dividend Per Common Share.........................  $        .10       $        .10        $        .10
                                                          =================   =================  =================

                               AXA FINANCIAL, INC.
                                   SCHEDULE II
                    STATEMENTS OF CASH FLOWS (PARENT COMPANY)
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                               1999                1998               1997
                                                          -----------------   -----------------   ---------------
                                                                          (DOLLARS IN MILLIONS)

Net earnings.............................................  $     1,126.1      $       833.1       $       561.0
Adjustments to reconcile net earnings to net
  cash provided (used) by operating activities:
  Equity in net earnings of subsidiaries.................       (1,033.3)            (844.7)             (594.1)
  Dividends from subsidiaries............................          162.2               11.9                11.7
  Investment gains, net..................................         (126.3)             (22.8)               (5.1)
  Change in Federal income tax liability.................           (3.4)             (16.8)             (150.0)
  Other..................................................           15.7                3.7                12.6
                                                          -----------------   -----------------  -----------------
Net cash provided (used) by operating activities.........          141.0              (35.6)             (163.9)
                                                          -----------------   -----------------  -----------------
Cash flows from investing activities:
  Maturities and repayments..............................           63.5              160.7                99.1
  Sales..................................................          502.6              711.7               527.9
  Purchases..............................................         (379.2)          (1,128.5)             (524.2)
  Net change in short-term investments...................           (1.3)               -                   4.1
  Other..................................................           14.2              (12.8)               36.6
                                                          -----------------   -----------------  -----------------
Net cash provided (used) by investing activities.........          199.8             (268.9)              143.5
                                                          -----------------   -----------------  -----------------
Cash flows from financing activities:
  Additions to long-term debt............................            -                596.7                 -
  Repayment of short-term debt...........................          (30.0)             (25.0)              (20.0)
  Dividends paid to shareholders.........................          (43.8)             (44.6)              (46.8)
  Proceeds from issuance of common stock.................           79.2               30.2                87.2
  Purchase of treasury stock.............................         (243.7)            (247.1)                -
  Other..................................................            -                 10.0                (4.5)
                                                          -----------------   -----------------  -----------------
Net cash (used) provided by financing activities.........         (238.3)             320.2                15.9
                                                          -----------------   -----------------  -----------------
Change in cash and cash equivalents......................          102.5               15.7                (4.5)
Cash and cash equivalents, beginning of year.............           36.2               20.5                25.0
                                                          -----------------   -----------------  -----------------
Cash and Cash Equivalents, End of Year...................  $       138.7      $        36.2       $        20.5
                                                          =================   =================  =================
Supplemental cash flow information
  Interest Paid..........................................  $        85.2      $        65.9       $        64.9
                                                          =================   =================  =================
  Income Taxes Paid......................................  $        70.2      $       254.3       $       330.0
                                                          =================   =================  =================


                                                              AXA FINANCIAL, INC.
                                                                 SCHEDULE III
                                                       SUPPLEMENTARY INSURANCE INFORMATION
                                                  AT AND FOR THE YEAR ENDED DECEMBER 31, 1999

                                                        FUTURE POLICY    POLICY                               AMORTIZATION
                            DEFERRED                       BENEFITS     CHARGES      (1)      POLICYHOLDERS'   OF DEFERRED    (2)
                             POLICY     POLICYHOLDERS'    AND OTHER       AND        NET      BENEFITS AND      POLICY       OTHER
                          ACQUISITION      ACCOUNT      POLICYHOLDERS'  PREMIUM   INVESTMENT    INTEREST     ACQUISITION   OPERATING
        SEGMENT              COSTS         BALANCE          FUNDS       REVENUE     INCOME      CREDITED         COST       EXPENSE
------------------------ ------------   -------------   -------------  ----------  --------   ------------   ------------  ---------
                                                                   (IN MILLIONS)

Financial Advisory/
  Insurance............   $ 4,033.0    $ 21,351.4     $  4,777.6     $  1,815.7   $  2,205.9    $ 2,116.8     $  446.2    $  1,062.2
Investment
  Management...........         -             -              -              -           13.4          -            -         1,413.1
Consolidation/
  Elimination..........         -             -              -              -           44.0          -            -          (32.4)
                         ------------ ----------------------------- ------------ ------------- ------------- ---------   -----------
Total..................   $ 4,033.0    $ 21,351.4     $  4,777.6     $  1,815.7   $  2,263.3    $ 2,116.8     $  446.2   $  2,442.9
                         ============ ============================= ============ ============= ============= =========   ===========


(1)      Net investment income is based upon specific identification of portfolios within segments.

(2)      Operating expenses are principally incurred directly by a segment.


                         AXA FINANCIAL, INC.
                            SCHEDULE III
                  SUPPLEMENTARY INSURANCE INFORMATION
             AT AND FOR THE YEAR ENDED DECEMBER 31, 1998

                                                        FUTURE POLICY    POLICY                               AMORTIZATION
                            DEFERRED                       BENEFITS     CHARGES      (1)      POLICYHOLDERS'  OF DEFERRED     (2)
                             POLICY     POLICYHOLDERS'    AND OTHER       AND        NET      BENEFITS AND      POLICY       OTHER
                          ACQUISITION      ACCOUNT      POLICYHOLDERS'  PREMIUM   INVESTMENT    INTEREST     ACQUISITION   OPERATING
        SEGMENT              COSTS         BALANCE          FUNDS       REVENUE     INCOME      CREDITED         COST       EXPENSE
------------------------ ------------   -------------   -------------  ----------  --------   ------------   ------------  ---------
                                                                   (IN MILLIONS)

Financial Advisory/
  Insurance............   $  3,563.8    $ 20,857.7   $  4,726.4   $  1,644.3   $  2,196.2    $  2,178.2    $   293.3     $    962.0
Investment
  Management...........          -             -            -            -           14.9            .1          -          1,025.7
Consolidation/
  Elimination..........          -             -            -            -           44.8           -            -            (15.2)
                         -----------    ----------   ----------   ----------   ----------    ----------    ---------     -----------
Total..................   $  3,563.8    $ 20,857.7   $  4,726.4   $  1,644.3   $  2,255.9    $  2,178.3    $   293.3     $  1,972.5
                         ===========    ==========   ==========   ==========   ==========    ==========    =========     ===========


(1)      Net investment income is based upon specific identification of portfolios within segments.

(2)      Operating expenses are principally incurred directly by a segment.




                                                        AXA FINANCIAL, INC.
                                                            SCHEDULE III
                                                 SUPPLEMENTARY INSURANCE INFORMATION
                                             AT AND FOR THE YEAR ENDED DECEMBER 31, 1997

                                           POLICY                                         AMORTIZATION
                                          CHARGES           (1)        POLICYHOLDERS'      OF DEFERRED          (2)
                                            AND             NET         BENEFITS AND         POLICY            OTHER
                                          PREMIUM        INVESTMENT       INTEREST         ACQUISITION       OPERATING
              SEGMENT                     REVENUE          INCOME         CREDITED            COST            EXPENSE
-----------------------------------     -------------   ----------     --------------    --------------   -------------
                                                                       (IN MILLIONS)

Financial Advisory/Insurance.......     $    1,552.0    $  2,232.4     $   2,245.4       $    287.9       $   1,034.4
Investment Management..............               .1          16.9             -                -               962.6
Consolidation/Elimination..........              -            56.9             -                -               (20.0)
                                        ------------    ----------     -----------       ----------       -----------
Total..............................     $    1,552.1    $  2,306.2     $   2,245.4       $    287.9       $   1,977.0
                                        ============    ==========     ===========       ==========       ===========



(1)      Net investment income is based upon specific identification of portfolios within segments.

(2)      Operating expenses are principally incurred directly by a segment.



                                                AXA FINANCIAL, INC.
                                                    SCHEDULE IV
                                                  REINSURANCE (A)
                            AT AND FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                         ASSUMED                            PERCENTAGE
                                                     CEDED TO              FROM                             OF AMOUNT
                                   GROSS               OTHER              OTHER              NET             ASSUMED
                                   AMOUNT            COMPANIES          COMPANIES           AMOUNT            TO NET
                              -----------------   ----------------   -----------------  ---------------   ---------------
                                                                    (IN MILLIONS)

1999
Life insurance in force(B)...  $    256,231.0      $   40,892.0       $   44,725.0       $   260,064.0         17.20%
                              =================   ================   =================  ===============
Premiums:
Life insurance and
  annuities..................  $        247.9      $       42.6       $      131.9       $       337.2         39.12%
Accident and health..........           172.8              26.6               74.8               221.0         33.85%
                              -----------------   ----------------   -----------------  ---------------
Total Premiums...............  $        420.7      $       69.2       $      206.7       $       558.2         37.03%
                              =================   ================   =================  ===============
1998
Life insurance in force(B)...  $    246,910.0      $   34,471.0       $   47,957.0       $   260,396.0         18.42%
                              =================   ================   =================  ===============
Premiums:
Life insurance and
  annuities..................  $        254.6      $       30.2       $      122.7       $       347.1         35.35%
Accident and health..........           185.5              25.4               80.9               241.0         33.57%
                              -----------------   ----------------   -----------------  ---------------
Total Premiums...............  $        440.1      $       55.6       $      203.6       $       588.1         34.62%
                              =================   ================   =================  ===============
1997
Life insurance in force(B)...  $    238,336.0      $   17,004.1       $   44,708.3       $   266,040.2         16.81%
                              =================   ================   =================  ===============
Premiums:
Life insurance and
  annuities..................  $        248.9      $       18.3       $      124.1       $       354.7         34.99%
Accident and health..........           201.3              28.7               74.2               246.8         30.06%
                              -----------------   ----------------   -----------------  ---------------
Total Premiums...............  $        450.2      $       47.0       $      198.3       $       601.5         32.97%
                              =================   ================   =================  ===============


(A) Includes amounts related to the discontinued group life and health business.

(B) Includes in force business related to the Closed Block.